Envestnet Q2 2024 Earnings August 9, 2024

2 Disclaimers Cautionary Statement Regarding Forward-Looking Statements The forward-looking statements made in this presentation concerning its strategic and operational plans and growth strategy are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In addition, any statements that refer to our pending merger with affiliates of vehicles managed or advised by Bain Capital Private Equity, LP. (the "Merger"), projections of our future financial performance, our anticipated growth and trends in our business and other characteristics of future events or circumstances are forward-looking statements. These statements involve risks and uncertainties and our actual results could differ materially from the results expressed or implied by such forward-looking statements. Furthermore, reported results should not be considered as an indication of future performance. The potential risks, uncertainties and other factors that could cause actual results to differ from those expressed by the forward-looking statements in this presentation include, but are not limited to, the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all, which may adversely affect our business and the price of our common stock; the failure to satisfy any of the conditions to the consummation of the Merger, including the receipt of certain regulatory approvals and the approval of the holders in a majority of the voting power of our common stock; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring us to pay a termination fee; the effect of the announcement or pendency of the Merger on our business relationships, operating results and business relationships, operating results and business generally; risks that the Merger disrupts our current plans and operations (including the ability of certain customers to terminate or amend contracts upon a change of control); our ability to retain, hire and integrate skilled personnel, including our senior management team and maintain relationships with key business partners and customers, and others with whom we do business, in light of the Merger; risks related to diverting management's attention from our ongoing business operations; unexpected costs, charges or expenses resulting from the Merger; the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; potential litigation relating to the Merger that could be instituted against the parties to the merger agreement or their respective directors, managers or officers; the effects of any outcomes related thereto; certain restrictions during the pendency of the Merger that may impact our ability to pursue certain business opportunities or strategic transactions; uncertainty as to timing of completion of the Merger; risks that the benefits of the Merger are not realized when and as expected; adverse economic or global market conditions, including periods of rising inflation and market interest rates, and governmental responses to such conditions; the conflicts in the Middle East and between Russia and Ukraine, including related sanctions and their impact on the global economy and capital markets; the concentration of our revenue from the delivery of our solutions and services to clients in the financial services industry; our reliance on a limited number of clients for a material portion of our revenue; the renegotiation of fees by our clients; changes in the estimates of fair value of reporting units or of long-lived assets, particularly goodwill and intangible assets; the amount of our debt, our ability to service our debt and risks associated with derivative transactions associated with our debt; limitations on our ability to access information from third parties or charges for accessing such information; the targeting of some of our sales efforts at large financial institutions and large financial technology companies which prolongs sales cycles, requires substantial upfront sales costs and results in less predictability in completing some of our sales; changes in investing patterns on the assets on which we derive revenue and the freedom of investors to redeem or withdraw investments generally at any time; the impact of fluctuations in market conditions and interest rates on the demand for our products and services and the value of assets under management or administration; increased geopolitical unrest and other events outside of our control that could adversely affect the global economy or specific international, regional and domestic markets; our ability to keep up with rapid technological change, evolving industry standards or changing requirements of clients; risks associated with our international operations; the competitiveness of our solutions and services as compared to those of others; liabilities associated with potential, perceived or actual breaches of fiduciary duties and/or conflicts of interest; harm to our reputation; the failure to protect our intellectual property rights; our reliance on outsourcing arrangements; activist shareholders hindering the execution of our business strategy, diverting board and management attention and resources and causing us to incur substantial expenses; public health crises, pandemics or similar events; our ability to successfully identify potential acquisition candidates, complete acquisitions and successfully integrate acquired companies; our ability to successfully execute the conversion of clients’ assets from their technology platform to our technology platforms in a timely and accurate manner; our ability to introduce new solutions and services and enhancements; regulatory compliance failures; our ability to maintain the security and integrity of our systems and facilities and to maintain the privacy of personal information and potential liabilities for cybersecurity breaches; the effect of privacy laws and regulations, industry standards and contractual obligations and changes to these laws, regulations, standards and obligations on how we operate our business and the negative effects of failure to comply with these requirements; failure by our customers to obtain proper permissions or waivers for our use of disclosure of information; adverse judicial or regulatory proceedings against us; failure of our solutions, services or systems, or those of third parties on which we rely, to work properly; potential liability for use of inaccurate information by third parties provided by us; the occurrence of a deemed “change of control”; the uncertainty of the application and interpretation of certain tax laws; issuances of additional shares of common stock or issuances of shares of preferred stock or convertible securities on our existing stockholders; general economic, political and regulatory conditions; global events, natural disasters, environmental disasters, terrorist attacks and pandemics, including their impact on the economy and trading markets; and management’s response to these factors. More information regarding these and other risks, uncertainties and factors is contained in our filings with the SEC which are available on the SEC’s website at http://www.sec.gov or our Investor Relations website at http://investor.envestnet.com/. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this presentation. All information in this presentation is as of August 9, 2024 and, unless required by law, we undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this presentation or to report the occurrence of unanticipated events. © 2024 Envestnet, Inc. All rights reserved.

3 Disclaimers Non-GAAP Financial Disclosure Statement This presentation contains the non-GAAP financial measures, “adjusted EBITDA”, “adjusted net income,” “adjusted net income per diluted share” and “free cash flow.” • “Adjusted EBITDA” represents net income (loss) before deferred revenue fair value adjustment, interest income, interest expense, income tax provision (benefit), depreciation and amortization, goodwill impairment, gain on deconsolidation, non-cash compensation expense, restructuring charges and transaction costs, severance expense, litigation, regulatory and other governance related expenses, foreign currency, non-income tax expense adjustment, fair market value adjustments to investments in private companies, (gain) loss from equity method investments and loss attributable to non-controlling interest. • “Adjusted net income” represents net income (loss) before income tax provision (benefit), gain (loss) from equity method investments, deferred revenue fair value adjustment, non-cash interest expense, cash interest on our Convertible Notes, amortization of acquired intangibles, goodwill impairment, gain on deconsolidation, non-cash compensation expense, restructuring charges and transaction costs, severance expense, litigation, regulatory and other governance related expenses, foreign currency, non-income tax expense adjustment, fair market value adjustments to investments in private companies and loss attributable to non-controlling interest. Reconciling items are presented gross of tax, and a normalized tax rate is applied to the total of all reconciling items to arrive at adjusted net income. The normalized tax rate is based solely on the estimated blended statutory income tax rates in the jurisdictions in which we operate. We monitor the normalized tax rate based on events or trends that could materially impact the rate, including tax legislation changes and changes in the geographic mix of our operations. • “Adjusted net income per diluted share” represents adjusted net income attributable to common stockholders divided by the diluted number of weighted-average shares outstanding. For purposes of the adjusted net income per share calculation, we assume all potential shares to be issued in connection with our convertible notes are dilutive. • "Free cash flow" represents net cash provided by (used in) operating activities less purchases of property and equipment and capitalization of internally developed software. • These measures are not calculated in accordance with GAAP and may be calculated differently than similar non-GAAP measures for other companies. Quantitative reconciliations of our non-GAAP financial information to the most directly comparable GAAP information appear in the appendix to this presentation and more information is contained in our filings with the SEC which are available on the SEC’s website at www.sec.gov or our Investor Relations website at https://investor.envestnet.com/. Reconciliations are not provided for guidance on such measures as we are unable to predict the amounts to be adjusted, such as the GAAP tax provision. Our non-GAAP financial measures should not be viewed as a substitute for revenue, net income (loss), net income (loss) per share or net cash provided by (used in) operating activities determined in accordance with GAAP. Accounting Presentation Certain prior period amounts have been adjusted to conform to the current period presentation, for a change in the composition of the Company’s reportable segments and to correct immaterial errors. See “Note 2 – Summary of Significant Accounting Policies” to our consolidated financial statements contained in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. © 2024 Envestnet, Inc. All rights reserved.

Envestnet at-a-Glance

MISSION

Our mission is to empower advisors and financial service providers with innovative technology, solutions and intelligence to power the growth of their business.

STRATEGY

- Deliver the industry leading wealth management platform powered by data and insights
- Leverage our scale and maximize efficiency to serve our clients' needs comprehensively
- Provide more holistic solutions and a more connected environment

KEY FINANCIAL METRICS

	2Q24	2Q23	YoY Change(1)
Revenue *(in $millions)*	$348.3	$312.4	11%
Adjusted EBITDA(2) *(in $millions)*	$77.8	$56.0	39%
Adjusted Net Income per Diluted Share(2)	$0.55	$0.46	20%
Free Cash Flow(2)	$67.0	$36.7	83%

1. YoY change represents 2Q24 results vs. 2Q23 results for Adjusted Results.
2. Non-GAAP financial measure. See Non-GAAP Disclosure Statement and Appendix for definitions and reconciliations of non-GAAP **measures.**

KEY BUSINESS METRICS

$6.2 trillion+
client assets

19.4 million+
number of accounts

110,000+
number of advisors

44 million+
total number of paying users

1,100+
total firms on Data & Analytics platforms

© 2024 Envestnet, Inc. All rights reserved.

ENVESTNET 4

5© 2024 Envestnet, Inc. All rights reserved. Market Scale with Industry Leading Solutions 44 million+ paid users 110,000+ advisors 17 of 20 of the largest U.S. Banks 400 million+ linked consumer accounts 500+ of the largest RIAs 700+ fintech companies 48 of 50 of the largest wealth management and brokerage firms 19.4 million+ investor accounts 19,000+ data sources $6.2 trillion+ in assets Metrics as of June 30, 2024. © 2024 Envestnet, Inc. All rights reserved.

6 Enabling our Clients’ Growth © 2024 Envestnet, Inc. All rights reserved. Industry data was sourced from Cerulli U.S. Broker/Dealer Marketplace 2023 and Cerulli Lodestar. (1) Represents an Envestnet estimate, given 2023 and Q2 2024 industry fee-based asset data are not available. (2) Calculated as Envestnet AUM divided by total managed account industry assets, excluding the wirehouse and direct channels; (3) In Q3 2023, Cerulli included certain assets in its industry managed account figures for the first time, which reduced Envestnet’s calculated market share by 0.08%; (4) Represents a market share figure as of Q1 2024. Total Assets on Envestnet’s Platform vs. Advice Industry Fee-Based Assets Excluding Wirehouses ($T) AUM/A Net Flows ($B) Platform Accounts (M) Envestnet Metrics Managed Acct Market Share(2) 5.6% 5.7% 6.2% 6.5% 7.1% 7.4% 7.3%(3) 7.5%(4) $59 $68 $60 $64 $89 $57 $59 $43.3 7.0 10.9 11.9 13.4 17.5 18.3 19.1 19.4 $6.4 $6.5 $7.9 $9.3 $11.9 $10.6 $12.1(1) $12.9(1) $1.7 $2.8 $3.8 $4.6 $5.7 $5.1 $5.8 $6.3 2017 2018 2019 2020 2021 2022 2023 YTD Q2 2024 Industry Envestnet

Well Positioned for Industry Trends

Industry trends	The push to achieve greater scale	The demand for personalization	Technology integration & consolidation	Evolving practice management
Envestnet as an industry leader	• Unmatched breadth & depth of capabilities • Multi-channel leader across B-D and RIA • Ultra-configurable with scaled support and compliance	• Modern UMA chassis • Direct indexing 10-year track record • Variety of capabilities including tax overlay, high-net-worth consulting, and more	• Stronger platform connectivity, from financial planning through execution • Next-gen proposal and new client portal • Custodial integrations	• Vast array of analytics to strengthen business intelligence • Pioneer in holistic wealth management
Proof points	• $6.2T+ of assets • 19.4M+ accounts • Top 3 in 13 different industry categories*	• AUM net inflows in 2022-2023 were 4x that of #2 and #3 TAMPs combined	• Planning to execution, insights to proposal • Envestnet | Tamarac to managed account opening	• Envestnet | MoneyGuide 17th consecutive year ranked #1 financial planning software*

*2024 T3 Advisor Software Survey

© 2024 Envestnet, Inc. All rights reserved.

ENVESTNET 7

8 Envestnet Key Metrics © 2024 Envestnet, Inc. All rights reserved. $ $ $ $ $ $ $ $ 75,000 80,000 85,000 90,000 95,000 100,000 105,000 110,000 115,000 120,000 125,000 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1.0T 2.0T 3.0T 4.0T 5.0T 6.0T 7.0T 8.0T 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 ENDING ASSETS OVER TIME ($T) 10,000,000 12,000,000 14,000,000 16,000,000 18,000,000 20,000,000 Q121 Q221 Q321 Q421 Q122 Q222 Q322 Q422 Q123 Q223 Q323 Q423 Q124 Q224 ENDING ACCOUNTS OVER TIME 85,000 90,000 95,000 100,000 105,000 110,000 115,000 120,000 ADVISOR COUNT OVER TIME

9 159.4 170.1 184.0 195.9 202.7 192.0 177.1 166.4 176.9 185.8 193.9 188.6 202.6 219.5 66.8 69.6 70.1 73.5 72.0 77.1 80.1 81.0 80.5 79.7 81.0 84.2 84.2 84.7 3.0 3.6 3.7 3.9 2.4 6.5 4.2 3.7 3.2 10.3 4.3 6.2 3.0 7.9 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Wealth: Asset-based Revenue Wealth: Subscription Revenue Wealth: Professional Services © 2024 Envestnet, Inc. All rights reserved. (in $millions) Wealth Solutions Revenue Trend KEY DRIVERS • Market Performance • AUM/A Net Flows • Net New Logos • Account & Advisor growth 13% YoY $229.2 $243.2 $257.9 $273.3 $277.1 $275.6 $261.4 $251.1 $260.6 $275.8 $279.2 $279.0 $289.8 01 02 03 04 $312.1

10 43.0 42.9 43.4 44.6 42.7 41.0 43.7 40.2 36.6 35.2 33.9 33.6 33.3 33.3 2.9 2.6 1.7 1.8 1.5 2.3 1.6 1.6 1.4 1.4 3.7 5.1 1.8 2.9 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 D&A: Subscription Revenue D&A: Professional Services © 2024 Envestnet, Inc. All rights reserved. Data & Analytics Revenue Trend KEY DRIVERS • Market Environment • Bookings • Open Banking Pipeline (1)% YoY (in $millions) $45.9 $45.5 $45.2 $46.3 $44.3 $43.2 $45.3 $41.8 $38.1 $36.6 $37.6 $38.6 $35.1 01 02 03 $36.2

11 159.4 170.1 184.0 195.9 202.7 192.0 177.1 166.4 176.9 185.8 193.9 188.6 202.6 219.5 66.8 69.6 70.1 73.5 72.0 77.1 80.1 81.0 80.5 79.7 81.0 84.2 84.2 84.7 43.0 42.9 43.4 44.6 42.7 41.0 43.7 40.2 36.6 35.2 33.9 33.6 33.3 33.3 5.9 6.2 5.5 5.6 3.9 8.8 5.8 5.2 4.7 11.7 8.0 11.2 4.9 10.8 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Wealth: Asset-based Revenue Wealth: Subscription Revenue D&A: Subscription Revenue Consolidated: Professional Services Total Company Revenue Trend 11% YoY 97% of Envestnet’s LTM Revenue is Recurring (in $millions) $275.1 $288.7 $303.1 $319.6 $321.4 $318.9 $306.7 $292.9 $298.7 $312.4 $316.8 $317.6 $325.0 $348.3 © 2024 Envestnet, Inc. All rights reserved.

12 Total Platform Assets and Accounts Accounts (M) Q1 2024 YoY Growth 1st Party Managed(1) 0.2 3% AUM(1) 1.7 9% AUA 1.3 16% Subscription 16.4 3% Total 19.4 4% Assets ($B) Q1 2024 YoY Growth 1st Party Managed(1) $42 27% AUM(1) $472 23% AUA $471 20% Subscription $5,328 15% Total $6,271 16% 1. 1st party managed represents assets directly managed, and overlay services provided, by Envestnet Asset Management. These accounts and assets are a component of AUM. 1% 7% 7% 85% Assets ($B) Q2’24 1% 8% 7% 84% Accounts (M) Q2’24 18 Total Platform Assets and Accounts © 2024 Envestnet, Inc. All rights reserved.

13 2024 Second Quarter Results © 2024 Envestnet, Inc. All rights reserved. 2Q24 GAAP Results 2Q24 Adjusted Results(1) 2Q23 Adjusted Results(1) YoY Change %(2) Revenue $348.3 $348.3 $312.4 11% Adjusted EBITDA(1) -- $77.8 $56.0 39% Net income (loss) per diluted share $(1.44) $0.55 $0.46 20% Free cash flow(1) -- $67.0 $36.7 83% (in $millions except for per share amounts) 1. Non-GAAP financial measure. See Non-GAAP Disclosure Statement and Appendix for definitions and reconciliations of non-GAAP measures. 2. YoY change represents 2Q24 results vs. 2Q23 results for Adjusted Results.

14 Adjusted EBITDA* INVESTMENT CYCLE (in $millions) 20 Adjusted EBITDA* ADDITIONAL OPPORTUNITIES Custody UMA Enhancements Scale from Revenue Growth and Operational Efficiency Creating Efficiency & Expense Reduction Opportunities • Organization • Outsourcing • Real Estate • Automation • Integration • Platform Modernization Organic Revenue Growth + Accelerants AUM/A • RIA Managed Accounts • Retirement • Insurance • High Net Worth • Brokerage to Managed • Personalized Inv Solutions Subscription • Wealth Data Platform • Retirement • Agg & Verification • Asset Mgr. Partnerships © 2024 Envestnet, Inc. All rights reserved. *Non-GAAP financial measure. See Non-GAAP Disclosure Statement and Appendix for definitions and reconciliations of non-GAAP measures. 01 02 03 275.2 $288.8 $303.1 $319.7 $321.4 $318.9 $306.7 $292.9 $298.8 $312.5 $316.8 $317.6 $325.0 $348.3 68.3 $71.1 $66.2 $56.2 $54.8 $56.0 $52.3 $52.4 $54.0 $56.0 $65.3 $75.5 $70.4 $77.8 25% 25% 22% 18% 17% 18% 17% 18% 18% 18% 21% 24% 22% 22% 0% 5% 10% 15% 20% 25% 30% $- $50 $100 $150 $200 $250 $300 $350 $400 Q121 Q221 Q321 Q421 Q122 Q222 Q322 Q422 Q123 Q223 Q323 Q423 Q124 Q224 Revenue Adjusted EBITDA Adjusted EBITDA* Margin

15 Balance Sheet and Liquidity CAPITAL POSITION AS OF JUNE 30, 2024 (in $millions) Cash and Cash Equivalents $122.0 Annual Cash Interest Expense $18.7 (1) Debt Outstanding on Revolving Line of Credit ($500) $0.0 Revolving Line of Credit SOFR + spread(2) Convertible Debt Maturing 2025 $317.5 Convertible Debt 2025 0.75% coupon Convertible Debt Maturing 2027 $575.0 Convertible Debt 2027 2.625% coupon Net Leverage Ratio 2.7x(3) 1. Annual Cash Interest Expense reflects 2024 forecast based on current debt and includes bank facility fees 2. We estimate the spread to be Adjusted SOFR + 200 bps based on our current leverage ratio 3. Net Leverage Ratio is calculated as of the end of the quarter as Net Debt (Total Debt less Cash)/TTM Adj EBITDA. Net leverage ratio is provided for illustrative purposes only. NET LEVERAGE RATIO 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 1Q21 2Q21 3 1 4 1Q2 2Q2 3Q 2 4Q22 1Q23 Q23 3Q23 4Q23 1Q24 2 24 NET LEVERAGE RATIO © 2024 Envestnet, Inc. All rights reserved.

Appendix

17 Committed to Corporate Social Responsibility © 2024 Envestnet, Inc. All rights reserved. Social & Human Rights Envestnet conducts our business in a responsible manner for our communities, our employees, our advisors and their clients. We fully support the basic rights of all individuals, follow fair and ethical labor practices and provide meaningful opportunities for development for our employees, promote giving back to the communities where we live and work and offer access to responsible investing. Commitment to the Environment We recognize that a healthy, sustainable future requires environmental stewardship, and we are committed to being mindful of the resources we consume. We continue to explore ways to further improve operational effectiveness and decrease our energy usage and carbon emissions. Strong Corporate Governance We are committed to the long-term success of Envestnet, as well as our shareholders, customers and employees, through strong corporate governance and ethical business practices. Envestnet is committed to empowering Financial Wellness for our communities, our employees, our advisors, and their clients

18 Key factors to our success © 2024 Envestnet, Inc. All rights reserved. 01 Leading competitive market position – WealthTech, Solutions, and Data & Analytics 02 Secular tailwinds and opportunities to seize growth 03 Vast market opportunity with organic growth potential 04 Our investments deepen client engagement and expand addressable market 05 Compelling business model with recurring revenue and operating leverage 06 Integrated offering with partnership and acquisition opportunity

Illustrative Market Impact on Annualized Financials

- Assuming +/-5% market change(1)

(in $millions)

Asset-based revenue	Direct expense	Adjusted EBITDA(2) unmitigated
~$42	~$25	~$17

Management has visibility into expected performance allowing operating decisions that may impact hiring plans, variable compensation and other spending initiatives.

1. Amounts represent annualized impact applicable to a 5% change in asset values on 2Q24 Annualized Revenue
2. Non-GAAP financial measure. See Non-GAAP Disclosure Statement and Appendix for definitions and reconciliations of non-GAAP measures.

© 2024 Envestnet, Inc. All rights reserved.

ENVESTNET 19

Illustrative Market Impact Calculations

Illustrative Market Impact Model *($ in millions)*	Assumptions	
Total Revenue	2Q24 revenue, annualized	$1,393
x % asset-based	~60% of total revenue	60%
x % Blended Market Change[(a)]	See below calculation	-5%
= Revenue impact		($42)
- Impact on asset-based direct expenses	~60% of asset-based revenue	($25)
= Impact on Adjusted EBITDA[(*)]	Unmitigated impact	($17)

[(a)]Blended Market Change		
% exposure to equity	60% equity allocation	60%
x % equity market performance	Assuming 5% equity market decline	-5%
+ % exposure to bond market	40% bond allocation	40%
x % bond market performance	Assuming 5% bond market decline	-5%
= Blended Market Change		-5%

- Approximately 75% of our asset-based revenue is billed quarterly, in advance. As such, the majority of any market impact would be seen in future quarters.
- More than half of our asset-based revenue is paid to third party managers and strategists. This naturally reduces the impact on our profit from a market decline.
- This represents the unmitigated impact. Depending on the severity of the impact, management may choose to offset a portion of this impact through lower variable compensation and changing its discretionary hiring and spending plans.

(a) Blended Market Change refers to the weighted performance of an equity/bond portfolio. The above calculation assumes a 60/40 portfolio in a situation where both markets decline 5%.

*Non-GAAP financial measure. See Non-GAAP Disclosure Statement and Appendix for definitions and reconciliations of non-GAAP measures.

© 2024 Envestnet, Inc. All rights reserved.

ENVESTNET

20

21 Q2 Revenue Mix © 2024 Envestnet, Inc. All rights reserved. Three Months Ended June 30, 2024 2023 Envestnet Wealth Solutions Envestnet Data & Analytics Total Envestnet Wealth Solutions Envestnet Data & Analytics Total (in thousands) Revenue: Asset-based $ 219,485 $ — $ 219,485 $ 185,762 $ — $ 185,762 Subscription-based 84,734 33,254 117,988 79,744 35,215 114,959 Total recurring revenue 304,219 33,254 337,473 265,506 35,215 300,721 Professional services and other revenue 7,889 2,911 10,800 10,318 1,395 11,713 Total Revenue $ 312,108 $ 36,165 $ 348,273 $ 275,824 $ 36,610 $ 312,434 YoY % Growth 13% (1)% 11% —% (15)% (2)%

22© 2024 Envestnet, Inc. All rights reserved. Three Months Ended Six Months Ended June 30, June 30, (in thousands) (unaudited) 2024 2023 2024 2023 Net loss $ (79,201) $ (23,132) $ (78,662) $ (65,893) Add (deduct): Deferred revenue fair value adjustment — 17 — 69 Interest income (2,588) (1,656) (4,571) (3,014) Interest expense 6,097 6,531 12,186 12,851 Income tax provision (benefit) (652) 418 853 24,187 Depreciation and amortization 45,733 32,065 79,625 63,585 Goodwill impairment 96,269 — 96,269 — Gain on deconsolidation (19,523) — (19,523) — Non-cash compensation expense 17,822 21,390 36,720 40,843 Restructuring charges and transaction costs 8,405 6,508 10,461 10,671 Severance expense 669 8,234 4,094 14,422 Litigation, regulatory and other governance related expenses 4,020 2,145 6,308 5,219 Foreign currency (229) 74 46 107 Non-income tax expense adjustment (39) (30) (88) (198) Fair market value adjustments to investments in private companies 1,508 67 1,508 67 (Gain) loss from equity method investments (482) 2,386 1,801 5,326 Loss attributable to non-controlling interest — 1,027 1,160 1,805 Adjusted EBITDA $ 77,809 $ 56,044 $ 148,187 $ 110,047 Reconciliation of Non-GAAP Financial Measures

23 Reconciliation of Non-GAAP Financial Measures Three Months Ended Six Months Ended June 30, June 30, (In thousands, except share and per share information) (unaudited) 2024 2023 2024 2023 Net loss $ (79,201) $ (23,132) $ (78,662) $ (65,893) Income tax provision (benefit) (652) 418 853 24,187 Gain (loss) from equity method investments 482 (2,386) (1,801) (5,326) Loss before income tax provision and equity method investments (80,335) (20,328) (76,008) (36,380) Add (deduct): Deferred revenue fair value adjustment — 17 — 69 Non-cash interest expense 1,412 1,427 2,817 2,869 Cash interest – Convertible Notes 4,369 4,543 8,738 9,108 Amortization of acquired intangibles 14,457 15,720 29,199 32,660 Goodwill impairment 96,269 — 96,269 — Gain on deconsolidation (19,523) — (19,523) — Non-cash compensation expense 17,822 21,390 36,720 40,843 Restructuring charges and transaction costs 8,405 6,508 10,461 10,671 Severance expense 669 8,234 4,094 14,422 Litigation, regulatory and other governance related expenses 4,020 2,145 6,308 5,219 Foreign currency (229) 74 46 107 Non-income tax expense adjustment (39) (30) (88) (198) Fair market value adjustments to investments in private companies 1,508 67 1,508 67 Loss attributable to non-controlling interest — 1,027 1,160 1,805 Adjusted net income before income tax effect 48,805 40,794 101,701 81,262 Income tax effect (12,445) (10,403) (25,934) (20,722) Adjusted net income $ 36,360 $ 30,391 $ 75,767 $ 60,540 Basic number of weighted-average shares outstanding 55,143,013 54,439,733 55,013,544 54,289,443 Effect of dilutive shares: Convertible Notes 10,811,884 11,253,471 10,811,884 11,361,458 Non-vested RSUs and PSUs 590,918 316,758 527,360 445,323 Options to purchase common stock 49,692 57,902 38,996 73,271 Diluted number of weighted-average shares outstanding 66,595,507 66,067,864 66,391,784 66,169,495 Adjusted net income per diluted share $ 0.55 $ 0.46 $ 1.14 $ 0.91 © 2024 Envestnet, Inc. All rights reserved.

24 Reconciliation of Non-GAAP Financial Measures © 2024 Envestnet, Inc. All rights reserved. Three Months Ended Six Months Ended June 30, June 30, (in thousands) (unaudited) 2024 2023 2024 2023 Net cash provided by operating activities $ 89,110 $ 72,149 $ 91,054 $ 38,476 Less: Purchases of property and equipment (3,272) (12,333) (5,172) (16,735) Less: Capitalization of internally developed software (18,798) (23,137) (38,751) (46,801) Free cash flow $ 67,040 $ 36,679 $ 47,131 $ (25,060)